--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                     APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     [APPLIED INDUSTRIAL TECHNOLOGIES LOGO]

                               ONE APPLIED PLAZA
                             CLEVELAND, OHIO 44115

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     We are pleased to invite you to the 2001 Annual Meeting of the Shareholders of Applied Industrial Technologies, Inc. The meeting will be held at our corporate headquarters, One Applied Plaza, East 36th Street and Euclid Avenue, Cleveland, Ohio, on Tuesday, October 16, 2001, at 10:00 a.m., local time, for the purposes of:

     1. Electing three persons to be directors for a term of three years; and

     2. Ratifying the appointment of independent auditors for the fiscal year ending June 30, 2002.

     If you were a shareholder of record at the close of business on August 28, 2001, you are entitled to notice of and to vote at the meeting. The transfer books will not be closed. A list of the shareholders as of the record date will be available for examination at the meeting.

     By order of the Board of Directors.

                                               ROBERT C. STINSON
                                               Secretary

September 12, 2001

YOUR VOTE IS IMPORTANT! WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE BY TELEPHONE, VIA THE INTERNET, OR BY EXECUTING AND RETURNING THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. VOTING EARLY WILL HELP AVOID ADDITIONAL SOLICITATION COSTS.

                     [APPLIED INDUSTRIAL TECHNOLOGIES LOGO]

                                PROXY STATEMENT
                               ------------------

                            SOLICITATION OF PROXIES

     The Board of Directors of Applied Industrial Technologies, Inc. is soliciting your proxy to vote at our Annual Meeting of Shareholders. The meeting will be held at 10:00 a.m., local time, on Tuesday, October 16, 2001, at our corporate headquarters, One Applied Plaza, East 36th Street and Euclid Avenue, Cleveland, Ohio. This proxy statement summarizes information you need to know to vote at the meeting. In this statement, "we," "our," "us," and "Applied" all refer to Applied Industrial Technologies, Inc.

     We will pay the cost of soliciting proxies. This statement and the accompanying proxy card will be mailed to shareholders on or about September 12, 2001. We will also pay the standard charges and expenses of brokers, or other nominees or fiduciaries, for forwarding these materials to and obtaining proxies from registered shareholders and beneficial owners for whose accounts they hold shares. Directors, officers, and other Applied employees, acting on our behalf, may also solicit proxies, and Morrow & Co., Inc. has been retained, at an estimated fee of $6,500 plus expenses, to aid in soliciting proxies from brokers and institutional holders. In addition to using the mail, proxies may be solicited personally and by telephone, facsimile, and electronic means.

                             VOTING AT THE MEETING

     Only shareholders of record at the close of business on August 28, 2001, may vote at the meeting. As of the record date, there were outstanding 19,641,952 shares of Applied Common Stock, without par value. The holders of a majority of those shares will constitute a quorum to hold the meeting.

     Each share is entitled to one vote. Abstentions and broker non-votes are counted in determining the votes present at a meeting. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because the broker does not have the authority to do so. An abstention or a broker non-vote has the practical effect of a vote against a proposal, because each abstention or broker non-vote is one less vote in favor of the proposal.

     Whether or not you expect to attend the meeting, WE URGE YOU TO VOTE. You may vote by telephone, via the Internet, or by mailing your signed proxy card in the envelope provided. The card indicates the number of shares that you own. Instructions for each voting method are also indicated on the card. Votes submitted by telephone or via the Internet must be received by Sunday, October 14, 2001.

     You may revoke your proxy before it is voted at the meeting by giving notice of revocation to Applied's Secretary in writing, in open meeting, or by other verifiable communication. Your presence at the meeting will not by itself revoke your proxy.

     If you plan to attend the meeting and vote in person, a ballot will be available when you arrive. If, however, your shares are held in the name of your broker, bank, or other nominee, you must bring an account statement or other evidence that you were the beneficial owner of the shares on August 28, 2001.

                        ITEM 1 -- ELECTION OF DIRECTORS

     Our Board of Directors is divided into three classes. At the Annual Meeting, directors of Class II are to be elected for a term of three years expiring in 2004. The properly nominated candidates receiving the greatest number of votes will be elected. The persons serving as directors of Class III for a term expiring in 2002 and as directors of Class I for a term expiring in 2003 will continue in office.

     The nominees for directors of Class II are William G. Bares, Dr. Roger D. Blackwell, and Stephen E. Yates. Mr. Bares and Dr. Blackwell currently serve as Applied directors and were elected to their positions at an annual meeting of shareholders. Mr. Yates is also a current director, having been elected by the Board in January 2001. Russel B. Every, a Class II director since 1986, is retiring from the Board. Consequently, the Board has reduced its size to ten directors and the size of Class II to three directors.

     The proxies named in the accompanying proxy card intend to vote for the three nominees unless authority is withheld. If any of the nominees becomes unavailable to serve as a director, the proxies reserve full discretion to vote for any other person or persons that may be nominated at the meeting and/or to vote to reduce the number of directors. We are not aware of any existing circumstances that would cause a nominee to be unavailable to serve.

     Information concerning the nominees and the directors continuing in office is shown below. Unless otherwise stated, the nominees and directors have held the positions indicated for the last five years.

   NOMINEES FOR ELECTION AS DIRECTORS OF CLASS II FOR A TERM EXPIRING IN 2004

                                WILLIAM G. BARES

Director since 1986, member of Corporate Governance, Director Nominating, and Executive Organization & Compensation Committees

BUSINESS EXPERIENCE: Mr. Bares, age 60, is Chairman, President, and Chief Executive Officer of The Lubrizol Corporation. Lubrizol is a $1.7 billion fluid technology company concentrating on high performance chemicals, systems, and services for industry and transportation.

OTHER DIRECTORSHIPS: KeyCorp, The Lubrizol Corporation, Oglebay Norton Company

                             DR. ROGER D. BLACKWELL

Director since 1996, member of Futures Committee

BUSINESS EXPERIENCE: Dr. Blackwell, age 61, is a Professor of Marketing at The Ohio State University College of Business and President of Blackwell Associates, Inc., a marketing consulting firm.

OTHER DIRECTORSHIPS: Airnet Systems, Inc., Anthony & Sylvan Pools Corporation, Cheryl & Co., Inc., Diamond Hill Investment Group, Inc., The Flex-funds, Frontstep, Inc., Intimate Brands, Inc., Max & Erma's Restaurants, Inc.

                                STEPHEN E. YATES

Director since January 2001, member of Futures Committee

BUSINESS EXPERIENCE: Mr. Yates, age 53, is President (since 1999) of USAA Information Technology Company, which provides information technology and telecommunications services to all USAA activities. USAA is a leading financial services company, offering its 4.5 million members a comprehensive range of insurance, banking, and investment products and services. From 1997 to 1999, Mr. Yates was Vice President-Information Technology & Logistics of Rockwell Automation, a division of Rockwell International Corporation. From 1989 to 1997, he was Vice President-Information Technology for Brown & Root, Inc., a global engineering and construction firm.

     PERSONS SERVING AS DIRECTORS OF CLASS III FOR A TERM EXPIRING IN 2002

                               WILLIAM E. BUTLER

Director since 1987, member of Director Nominating and Executive Organization & Compensation Committees

BUSINESS EXPERIENCE: Until his retirement in 1995, Mr. Butler, age 70, was Chairman and Chief Executive Officer of Eaton Corporation. Eaton is a global diversified industrial manufacturer which is a leader in fluid power systems; electrical power quality, distribution, and control; automotive engine air management and fuel economy; and intelligent truck systems for fuel economy and safety.

OTHER DIRECTORSHIPS: Borg-Warner Automotive, Inc., Ferro Corporation, The Goodyear Tire & Rubber Co., U. S. Industries, Inc.

                               RUSSELL R. GIFFORD

Director since 1992, member of Audit, Corporate Governance, Executive, and Futures Committees

BUSINESS EXPERIENCE: Mr. Gifford, age 62, is a partner with The Gifford Group, a corporate and customer relations consulting company. He was Chief Operating Officer of the City of Cleveland Public School District from 1998 to 1999. He was also President of CNG Energy Services Corp., a subsidiary of Consolidated Natural Gas Company, from 1994 until his retirement in 1997.

                                L. THOMAS HILTZ

Director since 1981, member of Corporate Governance, Director Nominating, Executive, and Executive Organization & Compensation Committees

BUSINESS EXPERIENCE: Mr. Hiltz, age 55, is an attorney in Covington, Kentucky and is one of five trustees of the H.C.S. Foundation, a charitable trust which has sole voting and dispositive power with respect to 830,250 shares of Applied Common Stock.

                                 DAVID L. PUGH

Director since 2000, member of Director Nominating and Executive Committees

BUSINESS EXPERIENCE: Mr. Pugh, age 52, is Applied's Chairman (since October
2000) and Chief Executive Officer (since January 2000). He was Applied's President from January 1999 to October 2000 and Chief Operating Officer from January 1999 to January 2000. From 1996 to 1998, he was Senior Vice President of the Industrial Control Group of Rockwell Automation, a division of Rockwell International Corporation.

      PERSONS SERVING AS DIRECTORS OF CLASS I FOR A TERM EXPIRING IN 2003

                                THOMAS A. COMMES

Director since 1999, member of Audit and Director Nominating Committees

BUSINESS EXPERIENCE: From 1986 until his retirement in 1999, Mr. Commes, age 59, was President and Chief Operating Officer of The Sherwin-Williams Company, a manufacturer, distributor, and retailer of paints and painting supplies. He was a Sherwin-Williams director from 1980 to 1999. His career also includes service as that company's Chief Financial Officer.

OTHER DIRECTORSHIPS: Pioneer-Standard Electronics, Inc.

                                J. MICHAEL MOORE

Director since 1997, member of Futures Committee

BUSINESS EXPERIENCE: Mr. Moore, age 58, is President (since 1997) of Oak Grove Consulting Group, Inc. He was Chairman (from 1989 to 1997) and Chief Executive Officer (from 1981 to 1997) of Invetech Company, a distributor of bearings, mechanical and electrical drive system products, industrial rubber products, and specialty maintenance and repair products. Applied acquired Invetech in 1997.

                             DR. JERRY SUE THORNTON

Director since 1994, member of Audit and Corporate Governance Committees

BUSINESS EXPERIENCE: Dr. Thornton, age 54, is President of Cuyahoga Community College, the largest community college in Ohio, serving 21,000 students annually with 70 career and technical programs.

OTHER DIRECTORSHIPS: American Greetings Corporation, National City Corporation, OfficeMax, Inc., RPM, Inc.

      BENEFICIAL OWNERSHIP OF CERTAIN APPLIED SHAREHOLDERS AND MANAGEMENT

     The following table shows the beneficial ownership of Applied Common Stock, as of June 30, 2001, by: (a) each person known by us to own beneficially more than 5% of Applied's outstanding shares; (b) all directors and nominees; (c) each executive officer named in the Summary Compensation table on page 8; and
(d) all directors, nominees, and executive officers as a group.

                                                              COMMON SHARES
                                                           BENEFICIALLY OWNED     PERCENT OF
                NAME OF BENEFICIAL OWNER                   ON JUNE 30, 2001(1)     CLASS(2)
                ------------------------                   -------------------    ----------
Applied Industrial Technologies, Inc.
  Retirement Savings Plan
  c/o Key Trust Company of Ohio, N.A., Trustee
  127 Public Square
  Cleveland, Ohio 44114..................................       1,756,262(3)         8.9%
Dimensional Fund Advisors, Inc.
  1299 Ocean Avenue
  Santa Monica, California 90401.........................       1,555,842(4)         7.9%
Thomson Horstmann & Bryant, Inc.
  Park 80 West/Plaza One
  Saddle Brook, New Jersey 07663.........................       1,004,725(5)         5.1%
William G. Bares.........................................          40,316(6)
Dr. Roger D. Blackwell...................................          25,038(7)
William E. Butler........................................           8,025
Donald L. Chargin........................................          41,092
Thomas A. Commes.........................................          20,385
Russel B. Every..........................................          40,396
Russell R. Gifford.......................................          29,328(8)
L. Thomas Hiltz..........................................         877,325(9)         4.5%
J. Michael Moore.........................................         318,970(10)        1.6%
David L. Pugh............................................         115,445
Bill L. Purser...........................................          36,689
Robert C. Stinson........................................         119,866
Dr. Jerry Sue Thornton...................................          17,724
John R. Whitten..........................................         121,466
Stephen E. Yates.........................................           2,491
All directors, nominees, and executive officers as a
  group (21 individuals).................................       1,979,125(11)        9.8%

---------------

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC"). Beneficial ownership may be disclaimed for other purposes. Except as otherwise indicated, the beneficial owner has sole voting and dispositive power over the shares. The directors' and named executive officers' totals include shares that could be acquired within 60 days after June 30, 2001, by exercising stock options as follows: Mr. Chargin -- 18,966; Mr. Pugh -- 45,000; Mr.
     Purser -- 13,166; Mr. Stinson -- 33,941; Mr. Whitten -- 36,325; Mr.
     Yates -- 2,000; and the directors other than Messrs. Pugh and Yates -- 6,000 per director.
 (2) Percent of class is not indicated if less than 1%.
 (3) The Applied Industrial Technologies, Inc. Retirement Savings Plan holds these shares for the benefit of plan participants. The shares are held in custody by Key Trust Company of Ohio, N.A., the plan's trustee. The plan's participants and the trustee possess shared voting power with respect to the shares. Participants may vote all shares allocated to their accounts and act as named fiduciaries with respect to unallocated shares. If no voting direction is received from participants or if legally required, the trustee has authority to vote the allocated and unallocated shares.
 (4) Dimensional Fund Advisors, Inc. reported its share ownership in a Form 13F filed with the SEC on August 2, 2001.
 (5) Thomson Horstmann & Bryant, Inc. filed a Form 13F with the SEC on July 11, 2001, indicating it has sole voting power for 518,225 shares and shared voting power for 26,100 shares.
 (6) Includes 2,250 shares owned by Mr. Bares' wife, who has sole voting and dispositive power.
 (7) Includes 225 shares owned by Dr. Blackwell's wife, who has sole voting and dispositive power.
 (8) Includes 313 shares owned by Mr. Gifford's wife, who has sole voting and dispositive power.
 (9) Includes 830,250 shares held by the H.C.S. Foundation, a charitable trust of which Mr. Hiltz is one of five trustees, with sole voting and dispositive power. Pursuant to a Schedule 13D filed by the H.C.S. Foundation dated December 20, 1989, the trustees, including Mr. Hiltz, disclaimed beneficial ownership of those shares.
(10) Includes 31,648 shares held by Mr. Moore's wife with sole voting and dispositive power. Also includes 38,773 shares held in trusts for the benefit of Mr. Moore's children. Mr. Moore's wife is trustee, with sole voting and dispositive power.
(11) Includes 251,853 shares that could be acquired within 60 days after June 30, 2001, by exercising stock options. In determining the percentage of share ownership, these stock option shares are added to both the denominator and the numerator. Also includes 32,451 shares held by Applied's Retirement Savings Plan for the benefit of executive officers; these shares are included as well in the figure shown for the plan's holdings.

                             EXECUTIVE COMPENSATION

                              SUMMARY COMPENSATION

     The following table summarizes compensation earned during the fiscal years ended June 30, 2001, 2000, and 1999, by those persons who were, for the fiscal year ended June 30, 2001, Applied's Chief Executive Officer and the four other most highly compensated executive officers.

                                                                         LONG-TERM COMPENSATION
                                        ANNUAL COMPENSATION                      AWARDS
                                ------------------------------------   ---------------------------
                                                        OTHER ANNUAL     RESTRICTED     SECURITIES    ALL OTHER
      NAME AND                                BONUS     COMPENSATION   STOCK AWARD(S)   UNDERLYING   COMPENSATION
 PRINCIPAL POSITION    YEAR      SALARY        (1)          (2)             (3)          OPTIONS         (4)
 ------------------    ----      ------       -----     ------------   --------------   ----------   ------------
David L. Pugh          2001     $500,481     $      0     $    206       $        0      130,000       $ 6,979
  Chairman & Chief     2000      403,845      474,000       40,205                0       60,000        19,808
  Executive Officer    1999(5)   174,519      100,000            0        1,150,000       60,000        28,846

Bill L. Purser         2001      266,539            0          531                0       60,000        10,352
  President & Chief    2000      190,769      167,400          820                0       30,000         4,517
  Operating Officer    1999      173,462            0            0                0       11,333         4,373

John R. Whitten        2001      270,577            0            0                0       25,000         6,998
  Vice President --    2000      254,807      243,900          350                0       36,000        17,870
  Chief Financial      1999      224,500            0            0                0       20,000        22,527
  Officer & Treasurer
Robert C. Stinson      2001      238,308            0            0                0       20,000         9,192
  Vice President --    2000      224,231      208,800          327                0       32,000        16,450
  Chief                1999      208,462            0            0                0       16,333         4,542
  Administrative
  Officer, General
  Counsel & Secretary
Donald L. Chargin      2001      206,154            0          116                0       20,000         9,754
  Vice President --    2000      187,692      179,960        7,273                0       40,000        25,738
  Unit President,      1999      169,422            0        3,624          217,500       11,333        26,201
  Industrial Products

---------------

(1) Amounts in this column are earnings under the annual Management Incentive Plan, described in the Executive Organization & Compensation Committee Report on page 11.

(2) Amounts in this column for fiscal 2001 reflect gross-up payments to cover taxes related to spousal travel. Previous years' amounts included relocation expense reimbursements and club initiation fees as well.

(3) Amounts in this column represent restricted stock awards under the Long-Term Performance Plan, described in the Executive Organization & Compensation Committee Report on pages 11 and 12, valued at the closing market price of Applied Common Stock on the grant dates. Dividends are paid on restricted stock at the same rate paid to all shareholders. At June 30, 2001, the persons listed above held the following number of unvested shares of restricted stock, valued at $18.95 per share, the closing market price on that date: Mr. Pugh, 60,000 shares, $1,137,000; Mr. Purser, 15,000 shares, $284,250; Mr. Whitten, 15,000 shares, $284,250; Mr. Stinson, 15,000 shares,
    $284,250; and Mr. Chargin, 15,000 shares, $284,250. All of the shares are performance-accelerated restricted stock (described on page 11), except for 20,000 shares awarded to Mr. Pugh, one-half of which shares will vest on each of the third and fourth anniversaries of the grant date, subject to his continuous employment with Applied.

(4) Amounts in this column for fiscal 2001 are contributions made by Applied and credited to the officers' accounts in Applied's Retirement Savings Plan.

(5) Mr. Pugh joined Applied midway through fiscal 1999.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                    POTENTIAL REALIZABLE
                                           INDIVIDUAL GRANTS(1)                       VALUE AT ASSUMED
                           -----------------------------------------------------        ANNUAL RATES
                           NUMBER OF        % OF                                       OF STOCK PRICE
                           SECURITIES   TOTAL OPTIONS                                 APPRECIATION FOR
                           UNDERLYING    GRANTED TO      EXERCISE                      OPTION TERM(2)
                            OPTIONS     EMPLOYEES IN       PRICE      EXPIRATION   -----------------------
          NAME              GRANTED      FISCAL YEAR    (PER SHARE)      DATE          5%          10%
          ----             ----------   -------------   -----------   ----------   ----------   ----------
David L. Pugh............   130,000         29.7%         $19.344      1/18/11     $1,581,450   $4,007,770
Bill L. Purser...........    60,000         13.7           19.344      1/18/11        729,900    1,849,740
John R. Whitten..........    25,000          5.7           19.344      1/18/11        304,125      770,725
Robert C. Stinson........    20,000          4.6           19.344      1/18/11        243,300      616,580
Donald L. Chargin........    20,000          4.6           19.344      1/18/11        243,300      616,580

---------------

(1) The options' exercise price is the market price of Applied Common Stock on the date the options were granted. The options vest 25% on each of the first through fourth anniversaries of the grant date, subject to continuous employment with Applied.

(2) The assumed rates of appreciation were selected by the SEC for illustrative purposes and are not intended to predict or forecast future stock prices.

       AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

     The following table shows information concerning stock option exercises in fiscal 2001 by Applied's Chief Executive Officer and four other most highly compensated executive officers, and the values of in-the-money options held by those individuals on June 30, 2001.

                            NUMBER OF                  NUMBER OF SECURITIES        VALUE OF UNEXERCISED IN-
                            SECURITIES                UNDERLYING UNEXERCISED         THE-MONEY OPTIONS AT
                            UNDERLYING              OPTIONS AT FISCAL YEAR END          FISCAL YEAR END
                             OPTIONS      VALUE     ---------------------------   ---------------------------
           NAME             EXERCISED    REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ----             ----------   --------   -----------   -------------   -----------   -------------
David L. Pugh.............        0      $     0      45,000         205,000       $175,425       $242,355
Bill L. Purser............        0            0      13,166          88,167         49,562         83,033
John R. Whitten...........    2,589       29,309      36,325          62,000        248,012        118,177
Robert C. Stinson.........        0            0      33,941          52,167        239,570        100,864
Donald L. Chargin.........        0            0      18,966          55,667         72,801         99,765

                         ESTIMATED RETIREMENT BENEFITS
            UNDER SUPPLEMENTAL EXECUTIVE RETIREMENT BENEFITS PLAN(1)

     The following table shows estimated annual benefits payable upon retirement at age 65 to participating executive officers under Applied's Supplemental Executive Retirement Benefits Plan (the "SERP").

                             YEARS OF SERVICE(2)
                  -----------------------------------------
REMUNERATION(3)      5          10         15         20
---------------   --------   --------   --------   --------
  $  200,000      $ 22,500   $ 45,000   $ 67,500   $ 90,000
     300,000        33,750     67,500    101,250    135,000
     400,000        45,000     90,000    135,000    180,000
     500,000        56,250    112,500    168,750    225,000
     600,000        67,500    135,000    202,500    270,000
     700,000        78,750    157,500    236,250    315,000
     800,000        90,000    180,000    270,000    360,000
     900,000       101,250    202,500    303,750    405,000
   1,000,000       112,500    225,000    337,500    450,000
   1,100,000       123,750    247,500    371,250    495,000
   1,200,000       135,000    270,000    405,000    540,000

---------------

(1) Amounts shown in the table are computed on the basis of a straight life annuity and are not subject to deduction for Social Security or other offset amounts.

(2) The named executive officers have the following number of years of service with Applied for purposes of the SERP: Messrs. Chargin and Whitten, more than 20; Mr. Purser, more than 15; Mr. Stinson, more than 10; and Mr. Pugh, less than five. Plan benefits are fully accrued after 20 years of service. Mr. Pugh's annual straight life SERP benefit at age 65 is guaranteed to be at least $50,000. Also, if, while employed by Applied, he dies prior to the end of his fifth year of service with Applied, he will be deemed to have five years of service.

(3) Amounts in this column represent, and benefits are based on, average total cash compensation for the highest three of the last 10 calendar years. The cash compensation for the Chief Executive Officer and the four other most highly compensated executive officers for the most recent three fiscal years is found in the Summary Compensation table on page 8.

        REPORT OF THE EXECUTIVE ORGANIZATION & COMPENSATION COMMITTEE OF
                THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

OVERVIEW

     The Executive Organization & Compensation Committee consists entirely of independent outside directors. The committee is responsible for setting Applied's executive officer compensation policies. The purposes of the executive officer compensation program are to attract and retain qualified executives and to provide appropriate incentives, both monetary and stock-based, to achieve Applied's business strategies and enhance shareholder value over the long term.

     The major elements of Applied's executive officer compensation program are:

          (a) Annual base salary; and

          (b) The 1997 Long-Term Performance Plan.

ELEMENTS OF COMPENSATION PROGRAM

(a) ANNUAL BASE SALARY

     In setting annual base salaries and target incentives, the committee uses a competitive pay analysis compiled by an independent, nationally recognized compensation and benefits consulting firm (the "Independent Consultant"). This analysis shows the median (50(th) percentile) market base salary and total cash compensation for each executive officer position. The analysis is based on data from a number of published and private surveys, both broadbased and for comparable industries, with all data adjusted to reflect comparable company size. The companies surveyed may include some of the members of the peer group identified in the performance graph on page 13 if those companies participated in one or more of the surveys.

     In addition to the analysis, the committee considers an officer's performance and levels of experience and responsibility in the position in setting the base salary. In general, the committee has set base salaries at or below median market levels.

(b) 1997 LONG-TERM PERFORMANCE PLAN

  (1) MANAGEMENT INCENTIVE PLAN

     The annual Management Incentive Plan, adopted under the 1997 Long-Term Performance Plan, is Applied's program for compensating executive officers for the achievement of fiscal year goals. The committee reviews and discusses proposed corporate and individual officer goals and then sets the goals for the year.

     In fiscal 2001, the committee assigned certain executive officers, including Messrs. Pugh, Purser, Whitten, and Stinson, the corporate goals (achievement of sales growth and earnings per share objectives) as their individual goals. Other executive officers, including Mr. Chargin, had individual goals (in addition to the corporate goals) relating specifically to the business unit or function for which the officer is responsible. These goals varied in relative weight. The size of the Management Incentive Plan payments depends on the level of performance achieved on both individual and corporate goals. If Applied does not achieve threshold levels of performance on the corporate goals, no incentive payments are made to the executive officers (even if individual goals are attained).

     If corporate and individual goals are met, the individual incentive payment is based on a formula, the components of which are the market median base salary and responsibility percentage. The committee assigns these figures to each executive officer after considering the Independent Consultant's analysis. For example, Mr. Pugh's target incentive as Chairman & Chief Executive Officer in fiscal 2001 would have been $498,750, being his responsibility percentage of 75% multiplied by the market median base salary of $665,000. Mr. Pugh's actual target incentive in 2001 was somewhat less due to his assuming his current position in October, resulting in a prorated target for the year.

     Payments range from 0% to 200% (for outstanding achievement levels) of the target incentive, depending on performance in relation to the goals. Due to the economic downturn, Applied did not achieve threshold levels of performance on its corporate goals in fiscal 2001 and, consequently, the executive officers did not earn incentive awards. Accordingly, total cash compensation was substantially below median market levels.

  (2) STOCK-BASED AWARDS

     In order to align more closely the executive officers with shareholder interests and to compensate the officers based on long-term performance measures that directly enhance shareholder value, the committee in 1997 awarded performance-accelerated restricted stock ("PARS") to the officers. PARS are awards of restricted shares of Applied Common Stock that vest six years from the date of grant; however, PARS can vest earlier if performance goals based on stock price or pre-tax return on assets ("ROA") are met.

     Fifty percent of the PARS awarded in 1997 will vest if Applied achieves either a fiscal year ROA of 13.5%, or a stock price of $33.33 per share for 20 consecutive days. The remaining 50% will vest on the achievement of either an ROA of 17.5%, or a stock price of $37.33 per share for 20 consecutive days.

     Based on the Independent Consultant's recommendation and to be competitive in the marketplace with respect to the long-term component of executive compensation, the committee also makes annual non-qualified stock option grants to the executive officers. The options' exercise price is the market price of Applied Common Stock on the date the options were granted. The options vest 25% on each of the first through fourth anniversaries of the grant date, subject to continuous employment with Applied, and expire on the tenth anniversary. The specific number of options granted to an executive officer is based on the officer's position and level of responsibility. Option grants have also been limited by the number of shares available for grant under the Long-Term Performance Plan -- 2% of the shares outstanding on the first day of the fiscal year, plus shares not awarded, if any, that are carried forward from prior years.

(c) BENEFITS

     Benefits provided to the executive officers are those generally provided to Applied's other associates with variations consistent with executive benefits in the competitive marketplace.

FEDERAL INCOME TAX DEDUCTIBILITY

     The Internal Revenue Code limits the amount of compensation a publicly held corporation may deduct as a business expense for federal income tax purposes. That limit, which applies to the Chief Executive Officer and the four other most highly compensated executive officers, is $1 million per individual per year, subject to certain exceptions. One of the exceptions is for compensation that is performance-based.

     The committee has taken steps to qualify Management Incentive Plan awards as performance-based. In general, the committee seeks to preserve the deductibility of compensation paid to Applied's executive officers, but without compromising the committee's flexibility in designing an effective and competitive compensation program.

                                            EXECUTIVE ORGANIZATION &
                                            COMPENSATION COMMITTEE

                                            William E. Butler
                                            William G. Bares
                                            Russel B. Every
                                            L. Thomas Hiltz

    COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN OF APPLIED,
                     S&P 500 INDEX, AND PEER COMPANY GROUP

     The graph below compares the five-year cumulative total return from investing $100 on June 30, 1996 in each of Applied Common Stock, the Standard and Poor's 500 Index, and a group of eight peer companies selected on a line-of-business basis: Airgas, Inc., Federal-Mogul Corporation, Genuine Parts Company, W.W. Grainger, Inc., Kaman Corporation, Lawson Products, Inc., MSC Industrial Direct Co., Inc., and The Timken Company.

     Cumulative total return assumes that all dividends are reinvested when received. The returns of the companies in the peer group are weighted based on the companies' relative stock market capitalization.
LINE GRAPH

                                                         APPLIED                     S&P 500                    PEER GROUP
                                                         -------                     -------                    ----------
1996                                                    $   100                      $   100                      $   100
1997                                                    $135.41                      $134.61                      $121.47
1998                                                    $118.04                      $ 175.1                      $140.52
1999                                                    $112.64                      $214.94                      $125.24
2000                                                    $ 99.98                      $227.76                      $  70.7
2001                                                    $112.86                      $191.72                      4 89.94

         --------------------------------------------------------------------------------
                                 1996      1997      1998      1999      2000      2001
         --------------------------------------------------------------------------------
          Applied               100.00    135.41    118.04    112.64     99.98    112.86
          S&P 500               100.00    134.61    175.10    214.94    227.76    191.72
          Peer Group            100.00    121.47    140.52    125.24     70.70     89.94

Source: Value Line, Inc.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     J. Michael Moore, an Applied director, was Chairman and Chief Executive Officer of Invetech Company, which we acquired in 1997. In connection with the acquisition, Applied entered into a Consulting, Non-competition and Confidentiality Agreement with Mr. Moore and Oak Grove Consulting Group, Inc., which Mr. Moore owns and of which he is president.

     Oak Grove and Mr. Moore received payments from Applied during fiscal 2001 as a consequence of the following provisions of the 1997 agreement: (a) Oak Grove agreed to perform certain business consulting services for Applied for a period of five years in exchange for an annual fee of $70,000; (b) Mr. Moore agreed not to compete with Applied until the later of (1) July 31, 2002 and (2) the end of the one-year period following the date of termination of all of Mr. Moore's relationships with Applied (other than as a shareholder) in exchange for $2,550,000 payable in five equal annual installments of $510,000 beginning on July 31, 1997; and (c) Applied agreed to pay to Oak Grove, during Mr. Moore's and his spouse's lives, $700 per month for health insurance to be obtained by Oak Grove for Mr. Moore, his spouse, and eligible children.

                           COMPENSATION OF DIRECTORS

     Mr. Pugh, Applied's Chairman & Chief Executive Officer, does not receive additional compensation for service as a director. Non-employee directors receive a quarterly retainer of $4,500, a fee of $1,500 for the first Board or committee meeting attended per day, and $500 for each additional meeting attended on the same day, up to a maximum of $2,500 per day. Directors may be similarly compensated if they attend other meetings or conferences at the Chairman's request. In addition, Applied pays directors $500 for any action taken by unanimous written consent or via telephone conference of less than 30 minutes, and directors who serve as committee chairmen receive an additional quarterly retainer of $400. All non-employee directors are eligible to participate in the Deferred Compensation Plan for Non-employee Directors described below. If participants elect to receive their director compensation in the form of Applied Common Stock, they receive an additional amount equal to 25% of the compensation so deferred.

     Annual stock option awards are made to the non-employee directors based on recommendations by an outside compensation consultant. The awards improve the competitiveness of our director compensation program and assist in recruiting and retaining directors. In fiscal 2001, each non-employee director was awarded 2,000 options with an exercise price equal to the market price for Applied Common Stock on the grant date. The options are exercisable immediately and expire on the tenth anniversary of the grant date.

     The compensation received by non-employee directors is reviewed from time to time by the Board's Corporate Governance Committee. If the committee believes that a change is necessary to make the level of compensation competitive relative to the size and nature of our business, then the committee will present its recommendation to the Board. Approval of the change requires the affirmative vote of a majority of the directors. The directors also participate in our travel accident plan and may elect to participate in our contributory health insurance plan.

             DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

     The purposes of our Deferred Compensation Plan for Non-employee Directors are to allow non-employee directors to defer the receipt of compensation payable for director services and to promote loyalty to Applied through increased investment in Applied Common Stock.

     Pursuant to the plan, a non-employee director may elect, prior to any calendar quarter, to defer payment of his or her compensation for future services as a director. Once an election is made, it is irrevocable with respect to compensation earned. Directors may change their election to receive or defer receipt of compensation for future services commencing with the calendar quarter following the election.

     Deferred fees are invested, at a director's option, in a money market fund and/or Applied Common Stock. As directors' compensation would otherwise become due and payable, Applied transfers the amount deferred, in either cash or treasury shares (depending on which option the director chooses), to a trust maintained by Key Trust Company of Ohio, N.A., as trustee. If a director elects to have his or her compensation invested in Common Stock, then Applied contributes an additional amount equal to 25% of the amount so invested.

     Distribution of a director's account commences as designated by the director in his or her election on a date not more than 30 days after (a) the director's termination due to resignation, retirement, death, or otherwise, or
(b) the director's attainment of the age (not younger than 55) specified in his or her election form; or upon a change in control (as defined in the plan) of Applied.

     Of our ten non-employee directors, eight currently defer all of their retainer and meeting fees and invest those fees in Applied Common Stock.

                           DEFERRED COMPENSATION PLAN

     The Applied Industrial Technologies Deferred Compensation Plan (the "Plan") permits executives to defer a portion or all of the awards payable under the annual Management Incentive Plan. The Plan's purpose is to promote increased efforts on behalf of Applied through increased investment in Applied Common Stock.

     The Plan gives each Management Incentive Plan participant the opportunity to defer payment of his or her cash award. Any participant who elects to make a deferral may have the amounts invested in Applied Common Stock and/or in a money market fund. If a participant elects to have an amount equal to at least 50% of a Management Incentive Plan award invested in Common Stock, then Applied contributes an additional amount equal to 10% of the amount so invested. These deferral and investment opportunities and the incentive for investing in Applied Common Stock, like those available to directors under the Deferred Compensation Plan for Non-employee Directors, are part of an overall effort to align management with the interests of Applied's shareholders.

     Distribution of deferrals are made in a lump sum or in installments over a period not in excess of ten years, as specified in the participant's deferral election form. Other than dates specified in the deferral election forms, a withdrawal is permitted while employed only due to a severe financial and unexpected hardship.

     Four of the executive officers named in the Summary Compensation table on page 8 elected to participate in the Plan in 2001. Because no awards were payable under the 2001 Management Incentive Plan, no deferrals were made into the Deferred Compensation Plan.

                          CHANGE IN CONTROL AGREEMENTS
                         AND OTHER RELATED ARRANGEMENTS

     Applied has change in control agreements with its executive officers. The agreements obligate Applied to provide severance benefits to any executive officer whose employment is terminated either by the officer for "good reason" or by Applied "without cause" (each as defined in the agreements) if the termination occurs within three years after a change in control, as defined in the agreements. The officer, in turn, is obligated not to compete with Applied for one year following the termination. The principal benefits to be provided under the agreements to the executive officers are as follows:

          (a) a lump sum severance payment equal to three times annual base salary plus incentive pay (each as calculated pursuant to the agreements), reduced proportionately if the officer reaches age 65 within three years after termination;

          (b) a cash payment, instead of exercising any stock options held by the officer on the date of termination, equal to the difference between the exercise price and the higher of

              (i) the mean of the high and low trading prices on the New York Stock Exchange on the date of termination, and (ii) the highest price paid for Applied Common Stock in connection with the change in control;

          (c) continued participation in Applied's employee benefit plans, programs, and arrangements, or equivalent benefits for three years after termination at the levels in effect immediately before termination; and

          (d) outplacement services.

     An escrow account has been established with Key Trust Company of Ohio, N.A., to secure payment of the benefits. Applied has deposited a percentage of the amounts that would be payable to the officers under the agreements. Additional deposits may be made in future years. No officer may make a claim on the escrow assets unless Applied is in default under the agreement. All earnings on the escrow assets are payable to Applied. The agreements also provide that if any covered executive is required to pay a "parachute" excise tax, Applied will make an additional payment to the executive in an amount sufficient (after payment of any taxes on the additional payment) to pay the excise tax.

     The agreements are intended to reinforce and encourage the continued attention and dedication of Applied's officers to their assigned duties without distraction in the face of the potentially disturbing circumstances arising from the possibility of a change in control. The agreements may make it more expensive to accomplish a change in control and could under certain circumstances adversely affect the shareholders' ability to benefit from a change in control. The Board of Directors approved the agreements, however, because it believes that the continued attention and dedication of the officers to their duties under adverse circumstances are ultimately in the best interests of Applied and its shareholders, and can under some circumstances result in a higher price being paid to shareholders in connection with a change in control.

     In addition to the benefits provided by the agreements, the Long-Term Performance Plan provides the following benefits to executive officers if a change in control occurs: (a) all stock options outstanding will become fully exercisable; (b) all restrictions and conditions of stock awards will be deemed satisfied; and (c) all cash awards (including payments made under a Management Incentive Plan) will be deemed to have been fully earned.

     Also, under the Supplemental Executive Retirement Benefits Plan, if a participant is terminated following a change in control or is receiving or is eligible to receive a retirement benefit at the time of the change in control, the participant is entitled to receive the actuarial equivalent of the participant's retirement benefit in a lump sum. In addition, upon a change in control, actively employed participants will be credited with additional years of service and age (up to 10 years) for benefit calculation purposes, equal to half of the difference between the participant's age and age 65.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During fiscal 2001, the Board of Directors had six meetings. Each director attended at least 75% of the total number of meetings of the Board and all committees on which he or she served. Among the Board's committees are the Audit, Executive Organization & Compensation, and Director Nominating Committees.

     The AUDIT COMMITTEE recommends the appointment of independent auditors, reviews with the independent auditors the scope of their examination, reviews the scope of non-audit services performed by the independent auditors and considers the effect of those services on the auditors' independence, reviews with management and the independent auditors the results of the audit, reviews with management the adequacy of our internal accounting controls, and reviews with management and the independent auditors the auditors' report on internal accounting controls and other recommendations. Russell R. Gifford, Thomas A. Commes, Russel B. Every, and Dr. Jerry Sue Thornton, all of whom are independent directors, serve on the committee. The Audit Committee met three times during fiscal 2001.

     The EXECUTIVE ORGANIZATION & COMPENSATION COMMITTEE reviews and makes recommendations to the Board regarding both compensation of executives and planning for executive organization and succession. The committee also administers the Long-Term Performance Plan, including the Management Incentive Plan. William E. Butler, William G. Bares, Russel B. Every, and L. Thomas Hiltz, all of whom are independent directors, serve on the committee. The Executive Organization & Compensation Committee met seven times during fiscal 2001.

     The DIRECTOR NOMINATING COMMITTEE considers and reviews possible nominees for the Board to fill vacancies and makes recommendations to the Board. L. Thomas Hiltz, William G. Bares, William E. Butler, Thomas A. Commes, and David
L. Pugh serve on the committee. There are no procedures established for submissions by shareholders; the committee would, however, consider a qualified nominee submitted by shareholders. The Director Nominating Committee met three times during fiscal 2001.

     The Board of Directors also has standing Corporate Governance, Executive, and Futures Committees.

                        REPORT OF THE AUDIT COMMITTEE OF
                             THE BOARD OF DIRECTORS

     The Audit Committee is composed solely of independent directors, as defined in the New York Stock Exchange listing standards, and operates under a written charter, which was last amended by the Board in 2000.

     In performing its responsibilities relating to the audit of Applied's consolidated financial statements for fiscal 2001, the committee reviewed and discussed the financial statements with management and Applied's independent auditors, Deloitte & Touche LLP. The committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees."

     The independent auditors provided the letter and written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the committee discussed with the independent auditors their independence. The committee also considered whether the provision of non-audit services to Applied by the independent auditors is compatible with maintaining their independence.

     Based on the reviews and discussions described above, the committee recommended to the Board of Directors that the audited financial statements be included in Applied's fiscal 2001 Annual Report on Form 10-K for filing with the SEC.

                                            AUDIT COMMITTEE

                                            Russell R. Gifford
                                            Thomas A. Commes
                                            Russel B. Every
                                            Dr. Jerry Sue Thornton

                       ITEM 2 -- RATIFICATION OF AUDITORS

     Deloitte & Touche LLP has served as our independent auditors for many years and has been appointed by the Board of Directors, upon the Audit Committee's and management's recommendations and subject to shareholder ratification, to serve again in fiscal 2002. Applied has been advised by Deloitte & Touche LLP that no partner of the firm has had any direct financial interest or any material indirect financial interest in Applied or its subsidiaries or any connection during the past three years with Applied or its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer, or employee.

     Aggregate fees billed to Applied for fiscal 2001 by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates, were as follow:

Audit fees:                                                   $320,250
Financial information systems
  design and implementation fees:                             $      0
All other fees:                                               $584,680

     Unless otherwise indicated, the accompanying proxy will be voted in favor of ratifying the appointment of Deloitte & Touche LLP. The affirmative vote of a majority of the shares represented at the meeting is sufficient to constitute ratification. If Deloitte & Touche LLP withdraws or otherwise becomes unavailable for reasons not presently known, the persons named as proxies will vote for other independent auditors as they deem appropriate.

     One or more representatives of Deloitte & Touche LLP are expected to be present at the meeting. They will have the opportunity to make a statement and will be available to respond to appropriate questions.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Applied's executive officers and directors, and persons who beneficially own more than 10% of Applied Common Stock, must file initial reports of ownership and reports of changes in ownership with the SEC and the New York Stock Exchange. Copies of the reports must be furnished to Applied.

     Based solely on a review of copies of forms furnished to us and written representations from Applied's executive officers and directors, we believe that during fiscal 2001 all filing requirements were complied with on a timely basis except in two instances. An April stock option exercise by Richard C. Shaw, Vice President - Communications & Learning, was inadvertently reported one month late. Also, we determined that a retention program provided to James T. Hopper, Vice President - Chief Information Officer, might be deemed a reportable derivative security because the program's cash payment will be calculated in part by reference to Applied's stock price. We originally filed the program, which was approved by the Board's Executive Organization & Compensation Committee, as an exhibit to our fiscal 2000 Form 10-K. After the Section 16(a) implications were identified, the program was also reported on an "Annual Statement of Changes in Beneficial Ownership" form in August 2001.

                 SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Proposals by shareholders for inclusion in our 2002 Annual Meeting Proxy Statement must be received by Applied's Secretary at One Applied Plaza, Cleveland, Ohio 44115, no later than May 15, 2002. Under Ohio law, only proposals included in the notice of meeting may be raised at a meeting of shareholders. If you wish to nominate a candidate for director or bring any other business from the floor of the 2002 annual meeting, you must notify the Secretary in writing by August 23, 2002.

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters to be presented at the meeting. If any other matters requiring a shareholder vote arise, including the question of adjourning the meeting, the persons named in the accompanying proxy will vote your shares according to their judgment in the interests of Applied.

By order of the Board of Directors.

                                            ROBERT C. STINSON
                                            Secretary

Dated: September 12, 2001

PROXY                                                                      PROXY

                     APPLIED INDUSTRIAL TECHNOLOGIES, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints DAVID L. PUGH, BILL L. PURSER, and JOHN R. WHITTEN, and each of them, as Proxies, with full power of substitution, to attend the Annual Meeting of Shareholders of Applied Industrial Technologies, Inc., on October 16, 2001, and any adjournments, and to represent and vote the shares which the undersigned is entitled to vote on the following matters as directed on the reverse side:

(The Board of Directors recommends a vote FOR Items 1 and 2.)

1. Election of Directors of Class II (for a term of
   3 years). The nominees are
   William G. Bares, Dr. Roger D. Blackwell, and
   Stephen E. Yates.

2. Ratification of the appointment of Deloitte &
   Touche LLP as independent auditors for the current fiscal year.

3. In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting.

                                                     (change of address)

                                                     ---------------------------
                                                     ---------------------------
                                                     ---------------------------
                                                     ---------------------------
                                                     (If you have written in the
                                                     above space, please mark
                                                     the corresponding box on
                                                     the reverse side of this
                                                     card.)

WHEN PROPERLY EXECUTED, THESE INSTRUCTIONS WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE OF THIS CARD; IF YOU DO NOT PROVIDE DIRECTION, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2.
                                                                 SEE REVERSE
                                                                    SIDE

 ................................................................................
                  *           FOLD AND DETACH HERE           *

                            YOUR VOTE IS IMPORTANT!
PLEASE VOTE, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
    ENVELOPE OR VOTE BY TELEPHONE OR INTERNET PURSUANT TO THE INSTRUCTIONS
                              ON THE REVERSE SIDE.

                     APPLIED INDUSTRIAL TECHNOLOGIES, INC.

   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

                                                       FOR   WITHHELD  FOR ALL                            FOR    AGAINST  ABSTAIN
                                                       ALL      ALL    EXCEPT
1. Election of Directors                               [ ]     [ ]      [ ]      2. Ratification of       [ ]      [ ]     [ ]
   01 - William G. Bares                                                            appointment of
   02 - Dr. Roger D. Blackwell                                                      independent auditors.
   03 - Stephen E. Yates
   For all, except vote withheld from the following
   nominee(s):

   __________________________________________________


                                                                                         Change of Address [ ]

                                                                                         Date: __________________, 2001

                                                                                         ______________________________
                                                                                         Signature(s)

                                                                                         ______________________________
                                                                                         Signature(s)

                                                                                         Note: Please sign exactly as
                                                                                         name appears on this card.
                                                                                         Joint owners should each sign.
                                                                                         When signing as attorney,
                                                                                         executor, administrator,
                                                                                         trustee, or guardian, please
                                                                                         give full title.

 ..................................................................................................................................

      CONTROL NUMBER    *    FOLD AND DETACH HERE     *    [APPLIED LOGO]

             NOW YOU CAN VOTE YOUR SHARES BY TELEPHONE OR INTERNET
      QUICK * EASY * IMMEDIATE * AVAILABLE 24 HOURS A DAY * 7 DAYS A WEEK

      We encourage you to take advantage of the new and convenient ways to vote your shares. If voting by proxy, this year you may vote by mail, or choose one of the two methods described below. Your telephone or Internet vote has the same effect as if you marked, signed, and returned your proxy card. Votes by telephone or the Internet must be received by Sunday, October 14, 2001. To vote by telephone or the Internet, read the accompanying proxy statement and then follow these easy steps:

TO VOTE BY PHONE
                          Call toll-free 1-877-210-3552 in the United
                          States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

                          Enter the 6-digit CONTROL NUMBER located above.

                          Option #1:       To vote as the Board of
                                           Directors recommends on
                                           ALL Proposals: Press 1

                                           When asked, please confirm
                                           your vote by pressing 1.

                          Option #2:       If you choose to vote on
                                           each proposal separately,
                                           press 0 and follow the
                                           simple recorded
                                           instructions.

TO VOTE BY INTERNET
                          Go to the following website:
                          WWW.COMPUTERSHARE.COM/US/PROXY

                          Enter the information requested on your
                          computer screen, including your 6-digit CONTROL NUMBER located above.

                          Follow the simple instructions on the
                          screen.

   If you vote by telephone or the Internet, DO NOT mail back the proxy card.

                             THANK YOU FOR VOTING!

                        CONFIDENTIAL VOTING INSTRUCTIONS
        TO: KEY TRUST COMPANY OF OHIO, N.A., TRUSTEE (THE "TRUSTEE") FOR APPLIED INDUSTRIAL TECHNOLOGIES, INC. SUPPLEMENTAL DEFINED CONTRIBUTION PLAN
                                  (THE "PLAN")

I, the undersigned, as a Participant in the Plan, instruct the Trustee to vote (in person or by proxy) all shares of Common Stock of Applied Industrial Technologies, Inc. allocated to my account under the Plan on the record date for the Annual Meeting of Shareholders to be held on October 16, 2001.

(The Board of Directors recommends a vote FOR Items 1 and 2.)

1. Election of Directors of Class II (for a term of
   3 years). The nominees are:
   William G. Bares, Dr. Roger D. Blackwell, and
   Stephen E. Yates.

2. Ratification of the appointment of Deloitte &
   Touche LLP as independent auditors for the current fiscal year.

3. In its discretion, the Trustee is authorized to vote on such other business as may properly come before the meeting.

                                                     (change of address)

                                                     ---------------------------
                                                     ---------------------------
                                                     ---------------------------
                                                     ---------------------------
                                                     (If you have written in the
                                                     above space, please mark
                                                     the corresponding box on
                                                     the reverse side of this
                                                     card.)

WHEN PROPERLY EXECUTED, THESE INSTRUCTIONS WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE OF THIS CARD; IF YOU DO NOT PROVIDE DIRECTION, THIS CARD WILL BE VOTED FOR ITEMS 1 AND 2.
                                                                 SEE REVERSE
                                                                    SIDE

 ...............................................................................
                  *           FOLD AND DETACH HERE            *
                             YOUR VOTE IS IMPORTANT!

   PLEASE VOTE, SIGN, DATE, AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED
     ENVELOPE OR VOTE BY TELEPHONE OR INTERNET PURSUANT TO THE INSTRUCTIONS
                              ON THE REVERSE SIDE.

                     APPLIED INDUSTRIAL TECHNOLOGIES, INC.

   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

                                                       FOR   WITHHELD  FOR ALL
                                                       ALL      ALL    EXCEPT                             FOR    AGAINST  ABSTAIN
1. Election of Directors                               [ ]      [ ]     [ ]      2. Ratification of        [ ]      [ ]     [ ]
   01 - William G. Bares                                                            appointment of
   02 - Dr. Roger D. Blackwell                                                      independent auditors.
   03 - Stephen E. Yates
   For all, except vote withheld from the following
   nominee(s):

   __________________________________________________


                                                                                              Change of Address [ ]

                                                                                              Date: __________________, 2001

                                                                                              ______________________________
                                                                                              Signature(s)

                                                                                              ______________________________
                                                                                              Signature(s)

                                                                                              Note: Please sign exactly as
                                                                                              name appears on this card.
                                                                                              Joint owners should each sign.
                                                                                              When signing as attorney,
                                                                                              executor, administrator,
                                                                                              trustee, or guardian, please
                                                                                              give full title.

 .................................................................................................................................

      CONTROL NUMBER    *    FOLD AND DETACH HERE     *     [APPLIED LOGO]

             NOW YOU CAN VOTE YOUR SHARES BY TELEPHONE OR INTERNET
      QUICK * EASY * IMMEDIATE * AVAILABLE 24 HOURS A DAY * 7 DAYS A WEEK

      We encourage you to take advantage of the new and convenient ways to vote your shares. This year you may vote by mail, or choose one of the two methods described below. Your telephone or Internet vote has the same effect as if you marked, signed, and returned your voting instructions card. Votes by telephone or the Internet must be received by Sunday, October 14, 2001. To vote by telephone or the Internet, read the accompanying proxy statement and then follow these easy steps:


TO VOTE BY PHONE
                          Call toll-free 1-877-210-1416 in the United
                          States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

                          Enter the 6-digit CONTROL NUMBER located above.

                          Option #1:       To vote as the Board of
                                           Directors recommends on
                                           ALL Proposals: Press 1

                                           When asked, please confirm
                                           your vote by pressing 1.

                          Option #2:       If you choose to vote on
                                           each proposal separately,
                                           press 0 and follow the
                                           simple recorded
                                           instructions.

TO VOTE BY INTERNET
                          Go to the following website:
                          WWW.COMPUTERSHARE.COM/US/PROXY

                          Enter the information requested on your
                          computer screen, including your 6-digit CONTROL NUMBER located above.

                          Follow the simple instructions on the
                          screen.

     If you vote by telephone or the Internet, DO NOT mail back the voting instructions card.

                             THANK YOU FOR VOTING!

                        CONFIDENTIAL VOTING INSTRUCTIONS
        TO: KEY TRUST COMPANY OF OHIO, N.A., TRUSTEE (THE "TRUSTEE") FOR APPLIED INDUSTRIAL TECHNOLOGIES, INC. RETIREMENT SAVINGS PLAN (THE "PLAN")

I, the undersigned, as a Participant in the Plan, instruct the Trustee to vote (in person or by proxy) all shares of Common Stock of Applied Industrial Technologies, Inc. allocated to my account and any shares not otherwise directed under the Plan on the record date for the Annual Meeting of Shareholders to be held on October 16, 2001.

(The Board of Directors recommends a vote FOR Items 1 and 2.)

1. Election of Directors of Class II (for a term of
   3 years). The nominees are:
   William G. Bares, Dr. Roger D. Blackwell, and
   Stephen E. Yates.

2. Ratification of the appointment of Deloitte &
   Touche LLP as independent auditors for the current fiscal year.

3. In its discretion, the Trustee is authorized to vote on such other business as may properly come before the meeting.

                                                     (change of address)

                                                     ---------------------------
                                                     ---------------------------
                                                     ---------------------------
                                                     ---------------------------
                                                     (If you have written in the
                                                     above space, please mark
                                                     the corresponding box on
                                                     the reverse side of this
                                                     card.)

WHEN PROPERLY EXECUTED, THESE INSTRUCTIONS WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE OF THIS CARD; IF YOU DO NOT PROVIDE DIRECTION, THIS CARD WILL BE VOTED FOR ITEMS 1 AND 2.
                                                                 SEE REVERSE
                                                                    SIDE

 ...............................................................................
                  *           FOLD AND DETACH HERE            *
                             YOUR VOTE IS IMPORTANT!

   PLEASE VOTE, SIGN, DATE, AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED
     ENVELOPE OR VOTE BY TELEPHONE OR INTERNET PURSUANT TO THE INSTRUCTIONS
                              ON THE REVERSE SIDE.

                     APPLIED INDUSTRIAL TECHNOLOGIES, INC.

   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

                                                       FOR   WITHHELD  FOR ALL
                                                       ALL      ALL    EXCEPT                             FOR    AGAINST  ABSTAIN
1. Election of Directors                               [ ]      [ ]     [ ]      2. Ratification of        [ ]      [ ]     [ ]
   01 - William G. Bares                                                            appointment of
   02 - Dr. Roger D. Blackwell                                                      independent auditors.
   03 - Stephen E. Yates
   For all, except vote withheld from the following
   nominee(s):

   __________________________________________________

                                                                                          Change of Address [ ]

                                                                                          Date: __________________, 2001

                                                                                          ______________________________
                                                                                          Signature(s)

                                                                                          ______________________________
                                                                                          Signature(s)

                                                                                          Note: Please sign exactly as
                                                                                          name appears on this card.
                                                                                          Joint owners should each sign.
                                                                                          When signing as attorney,
                                                                                          executor, administrator,
                                                                                          trustee, or guardian, please
                                                                                          give full title.

 .................................................................................................................................

      CONTROL NUMBER     *    FOLD AND DETACH HERE     *     [APPLIED LOGO]

             NOW YOU CAN VOTE YOUR SHARES BY TELEPHONE OR INTERNET
      QUICK * EASY * IMMEDIATE * AVAILABLE 24 HOURS A DAY * 7 DAYS A WEEK

      We encourage you to take advantage of the new and convenient ways to vote your shares. This year you may vote by mail, or choose one of the two methods described below. Your telephone or Internet vote has the same effect as if you marked, signed, and returned your voting instructions card. Votes by telephone or the Internet must be received by Sunday, October 14, 2001. To vote by telephone or the Internet, read the accompanying proxy statement and then follow these easy steps:

TO VOTE BY PHONE
                          Call toll-free 1-877-210-2638 in the United
                          States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

                          Enter the 6-digit CONTROL NUMBER located above.

                          Option #1:       To vote as the Board of
                                           Directors recommends on
                                           ALL Proposals: Press 1

                                           When asked, please confirm
                                           your vote by pressing 1.

                          Option #2:       If you choose to vote on
                                           each proposal separately,
                                           press 0 and follow the
                                           simple recorded
                                           instructions.

TO VOTE BY INTERNET
                          Go to the following website:
                          WWW.COMPUTERSHARE.COM/US/PROXY

                          Enter the information requested on your
                          computer screen, including your 6-digit CONTROL NUMBER located above.

                          Follow the simple instructions on the
                          screen.

     If you vote by telephone or the Internet, DO NOT mail back the voting instructions card.

                             THANK YOU FOR VOTING!